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                           BARR ROSENBERG SERIES TRUST
              AXA Rosenberg International Small Capitalization Fund
                     AXA Rosenberg Value Market Neutral Fund
                AXA Rosenberg Select Sectors Market Neutral Fund
                         AXA Rosenberg Enhanced 500 Fund
                     AXA Rosenberg International Equity Fund
                AXA Rosenberg Multi-Strategy Market Neutral Fund
                        AXA Rosenberg U.S. Discovery Fund
                           AXA Rosenberg European Fund

                         Supplement dated March 29, 2002

                                       to

 Statements of Additional Information dated July 30, 2001 and October 1, 2001

     This supplement is provided to update, and should be read in conjunction with, the information provided in the Statements of Additional Information.

The Statements of Additional Information (each an "SAI") are hereby amended as follows:

                             PORTFOLIO TRANSACTIONS

     The following paragraph is inserted after the second paragraph of the SAI dated July 30, 2001 in the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions":

     "Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than the Trust requires. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. This Statement of Additional Information and the Prospectus should be read in connection with such firms' material regarding their fees and services."

     The following is inserted immediately prior to the last paragraph (for the SAI dated July 30, 2001) and replaces the seventh paragraph (for the SAI dated October 1, 2001) in the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions":

     "For sales of Class B Shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time the shareholder purchases Class B Shares, of 4.50% of the purchase amount for each of the Funds. For Class B Shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Until December 31, 2002 or such later date as the Distributor in its sole discretion shall determine, the Distributor may pay participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class A and Class B Shares of the Funds."